UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 25, 2009

                              THRUST ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52403
                            (Commission File Number)

                                   20-3373669
                       (IRS Employer Identification No.)

          3044 BLOOR STREET W, SUITE 1440, TORONTO, ONTARIO    M8X 2Y8
             (Address of principal executive offices and Zip Code)

                                 (647) 456-9521
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As used in this Current Report on Form 8-K, all references to the "Company," "we," "our", "us" and "Thrust" refer to the Registrant.

                                THE ACQUISITION

On November 25, 2009, we entered into an interim agreement by which we acquired by assignment from an independent third party (the "Assignment"), the right to acquire up to a 49% working interest in six natural gas wells in Alberta, Canada (the "Project"), in exchange for cash consideration of up to $1,000,000 CAD (the "Cash Consideration"). The Cash Consideration will be used to develop or recomplete the wells comprising the Project and bring them into production.

As consideration for the Assignment, we paid a total of $160,000 USD, and undertook to issue a total of 75 million common shares and 5,000,000 preferred shares to the assignor upon completion of the acquisition of our working interest in the Project.

Of the cash paid for the Assignment, $100,000 CAD was applied to the Cash Consideration (the "Initial Payment"), yielding the right to an initial 4.9% working interest in the Project (the "Initial Interest"). Our working interest in the Project will be increased up to 49%, pro rata, with the payment of the Cash Consideration.

If we are unable to provide the Cash Consideration within two weeks of a demand for it by the Project operator (the "Demand Period"), then the Project operator may seek financing from other sources, and will have the right, for a period of 12 months from the end of the Demand Period to redeem the Initial Interest by refunding the Initial Payment to us.

The Assignment contemplates the execution of a formal, definitive agreement between the parties and the Project operator before December 17, 2009.

                           FORWARD-LOOKING STATEMENTS

Information in this current report contains "forward looking statements" which can be identified by the use of forward-looking words such as "believes", "estimates", "could", "possibly", "probably", "anticipates", "estimates", "projects", "expects", "may", or "should" or other variations or similar words. No assurance can be given that the future results anticipated by the forward-looking statements will be achieved. These statements constitute cautionary statements identifying important factors with respect to those forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results anticipated by those forward-looking statements. Such statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section titled "Risk Factors". Among the key factors that have a direct bearing on our results of operations are the effects of various governmental regulations, the fluctuation of our direct costs and the costs and effectiveness of our operating strategy. Other factors could also cause actual results to vary materially from the future results anticipated by those forward-looking statements.

The forward-looking statements are based upon management's current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. We do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise.

                            DESCRIPTION OF BUSINESS

GENERAL

We are an energy company, engaged in the exploration of commercially exploitable oil and gas reserves and the development of renewable energy resources, such as solar and wind. We were incorporated in the State of Nevada on September 15, 2004. Our office is located at Suite 1440, 3044 Bloor Street, Toronto, Ontario. We have no subsidiaries. Our telephone number is (647) 456-9521. Our facsimile number is (647) 439-3785.

BUSINESS

We are an exploration stage oil and gas company. Since our business requires significant capital and we have limited assets and resources, we will initially participate in the oil and gas industry by acquiring undivided working interests in small oil and gas exploration properties and non-operating interests in both producing and exploration projects throughout the United States and Canada. There can be no assurance that we will be successful in our exploration and investment activities. The oil and gas business involves numerous risks. See "Risk Factors" on page 5. A "working interest" is an interest in a well that bears the drilling and operating expenses thereof. A "non-operating interest" is a working interest for which the owner does not operate the well.

Our management is not experienced in the oil and gas industry. We will therefore rely on consultants to identify, evaluate and structure suitable oil and gas acquisition opportunities. With the assistance of our consultants and, to a lesser extent, unsolicited submissions, we intend to evaluate potential acquisitions of oil and gas interests in the United States and Canada that may become available on acceptable terms and that have the potential to provide us with production revenue and reserves.

We will rely on third parties for outsourced drilling and exploration services as appropriate. By outsourcing an appropriate level of the capital-intensive aspects of our business, we expect to achieve significant cost savings and operational efficiencies. We believe that our business model will permit us to maximize the use of our otherwise limited resources, reduce the risk of unsuccessful drilling efforts, and capitalize on the experience of our consultants.

We are focusing our acquisition and exploration activities in the Province of Alberta. This region is characterized by potentially long-lived reserves with predictable and relatively low production depletion rates, multiple geologic targets that decrease risk, lower service costs than in more competitive or remote areas, a favorable regulatory environment that encourages drilling efforts, and limited federal land or land access impediments. We will, however, consider any prospective oil and gas projects located in the United States or Canada that we believe may yield commercially producible amounts of oil or gas.

We have not earned any revenue since our inception and presently have negative cash flow. To date, our efforts upon have been devoted to acquiring non-operating interests in projects that are already producing oil or natural gas, and thereby generate positive cash flow to fund operations and re-investment in other oil and gas projects. We have also pursued non-operating interests in exploration projects. In 2009, we expanded our business plan to include the development of renewable energy sources.

On November 25, 2009, we entered into an interim agreement by which we acquired by assignment from an independent third party (the "Assignment"), the right to acquire up to a 49% working interest in six natural gas wells in Alberta, Canada (the "Project"), in exchange for cash consideration of up to $1,000,000 CAD (the "Cash Consideration"). The Cash Consideration will be used to develop or recomplete the wells comprising the Project and bring them into production. We paid $160,000 USD for the Assignment, of which, $100,000 CAD was applied to the Cash Consideration (the "Initial Payment"), yielding the right to an initial 4.9% working interest in the Project (the "Initial Interest"). Our working interest in the Project will be increased up to 49%, pro rata, with the payment of the Cash Consideration. If we are unable to provide the Cash Consideration within two weeks of a demand for it by the Project operator (the "Demand Period"), then the Project operator may seek financing from other sources, and will have the right, for a period of 12 months from the end of the Demand Period to redeem the Initial Interest by refunding the Initial Payment to us.

We do not presently have sufficient capital to pay the Cash Consideration. We intend to seek additional financing for the Cash Consideration through the issuance of debt instruments and the sale of our stock, but we cannot give any assurance that we will be able to obtain additional funding on commercially acceptable terms when it is required.

Other than our rights in and to the Project, we do not presently have any oil, gas or renewable energy interests, or other assets.

STRATEGY

We will regularly review exploration opportunities generated by our management and consultants. We will generally seek to acquire and explore properties that are located in regions having established production history and infrastructure, or current production levels with proven and potential reserve upside opportunities. In some cases, we may acquire higher risk undeveloped acreage based on available information suggesting the potential for commercially producible reserves and a favorable risk-based economic evaluation of production and price scenarios.

Our selection of exploration properties will be based primarily on available information gathered from historical records and drill logs, geologic and engineering data, surrounding production from similar wells and ease of access. The cost of obtaining such information will be unique to each property we may acquire in the future and cannot presently be estimated. Due to the expense of 3-D seismic data it is unlikely that we will obtain such information with respect to any property we acquire. 3-D seismic is the method by which a three dimensional image of the earth's subsurface is created through the interpretation of reflection seismic data collected over a surface grid. A 3-D seismic survey allows for a more detailed understanding of the subsurface than does a 2-D seismic survey and contributes significantly to field appraisal, exploitation and production. Without a 3-D seismic survey it is much more likely that our drilling efforts will be unsuccessful.

Prior to any acquisition, we intend to perform a review of the subject property generally consistent with industry practices. Such a review, however, will not reveal all existing or potential problems, nor will it permit us to become sufficiently familiar with the property to assess fully its deficiencies or potential value. Inspections of the property may not be practicable and existing problems may not be observable even in those cases where an inspection is undertaken. We may assume existing liabilities, including environmental liabilities, upon such an acquisition and would likely acquire interests in such a property on an "as is" basis.

Due to our limited assets and resources, we will be circumscribed in the type and quality of properties that we will be able to acquire. This may result in us being able to acquire only small leaseholds in areas with proven producing horizons (geological formations with a history of oil or gas production), or leaseholds in higher risk properties. We may also be required to enter into various forms of joint arrangements with unrelated companies, whereby the parties agree to share the costs of exploration, as well as the costs of and any revenue from a discovery. Such arrangements do not always equate the proportion of expenditures undertaken by a party with the share of revenue to be received by such party. There can be no assurance that we will be able to find acceptable properties for exploration, or if we do, that we will be successful in locating commercially producible reserves of oil or gas.

When we acquire a working interest in an exploration property we will assess the potential reserves of oil and gas, future oil and gas prices, operating costs, potential environmental liability, and other risks and factors beyond our control. Such an assessment is necessarily inexact and its accuracy is inherently uncertain. Based on this assessment we will determine the degree to which we will participate in exploration drilling. We plan to finance any such participation from available capital. But, when available capital is insufficient, we plan to finance our participation through the issuance of debt instruments and the sale of our stock. We do not presently have sufficient capital to perform any exploration and there can be no assurance that we ever will.

In  the  right  circumstances,  we  will  assume the entire risk of exploration.
Alternatively, we may determine that it will be more beneficial to invite industry participants to share the risk and the reward of the prospect by financing some or all of the costs of drilling contemplated wells. In such cases, we may retain a carried working interest or a reversionary interest, or we may be required to finance all or a portion of our proportional interest in the prospect. Although this approach will reduce our potential return should the drilling operations prove successful, it will also reduce our risk and financial commitment to a particular prospect. A "carried working interest" is an oil or gas interest that has no obligation for operating costs, which are instead borne by the owner or owners of the remaining interest in the property. A "reversionary interest" is a fractional interest reserved by the owner of a whole interest when the balance of the whole interest is transferred to another party.

As is customary in the oil and gas industry, we will conduct a preliminary title examination at the time that we acquire an exploration property. We will rely upon the brokers of each property to conduct the title examination. We will engage an attorney to provide a title opinion on any property having an acquisition cost of more than $100,000 prior to acquiring it. Similarly, before we commit to spending $100,000 on the exploration of a property we acquire, such as for drilling operations, if we have not already obtained a title opinion on the property we will engage an attorney to do so.

We will perform necessary curative work with respect to any significant defects in title prior to proceeding with operations.

We also plan to evaluate and pursue from time-to-time opportunities to acquire non-operating interests in both producing and exploratory oil and gas projects with a view towards generating revenue and a significant reserve base. This approach will allow us to diversify into a larger number of prospects at a lower cost per prospect. There can be no assurance, however, that such non-operating interests will be available to us on acceptable terms.

SALES  AND  MARKETING

As we remain in the exploration stage, we have not yet generated any revenue, nor do we have any customers.

The principal customers for our crude oil production, if any, are expected to be refiners, remarketers and other companies, some of which are expected to have pipeline facilities near the properties we acquire. In the event pipeline facilities are not conveniently available, we intend to truck or barge crude oil to storage, refining or pipeline facilities.

The principal target customers for our gas production, if any, are expected to be pipelines, utilities, gas marketing firms, industrial users and local distribution companies. We intend to use existing gathering systems and interstate and intrastate pipelines to consummate gas sales and deliveries.

We intend to sell our oil and gas production, if any, under both short-term (less than one year) and long-term (one year or more) agreements at prices negotiated with third parties. Under both short-term and long-term contracts, typically either the entire contract (in the case of short-term contracts) or the price provisions of the contract (in the case of long-term contracts) are renegotiated from intervals ranging in frequency from daily to annually.

We have not yet adopted any specific sales and marketing plans. We will address the need to hire sales and marketing personnel if and when production begins.

COMPETITION

The oil and gas business is highly competitive, and we do not hold a significant competitive position within it. Our competitors include major integrated oil and gas companies and numerous independent oil and gas companies, individuals and drilling and income programs. Some of our competitors are also potential customers. Many of our competitors are large, well established companies with substantially larger operating staffs and greater capital resources than we have and which have been engaged in the energy business for a much longer time than we have. Such companies may be able to pay more for productive oil and gas properties and exploratory prospects and to define, evaluate, bid for and purchase a greater number of properties and prospects than our financial or human resources permit. Our ability to acquire additional properties and to discover reserves in the future will be dependent upon our ability to evaluate and select suitable properties and to consummate transactions in a highly competitive environment.

GOVERNMENT  AND  ENVIRONMENTAL  REGULATION

Domestic development, production and sale of oil and gas are extensively regulated at both the federal and state levels. Legislation affecting the oil and gas industry is under constant review for amendment or expansion, frequently increasing the regulatory burden. Also, numerous departments and agencies, both federal and state/provincial, have issued rules and regulations binding on the oil and gas industry and its individual members, compliance with which is often difficult and costly and some of which carry substantial penalties for failure to comply. Statutes and regulations require permits for drilling operations, drilling bonds and reports concerning wells. Alberta and other jurisdictions in which we intend to conduct operations also have statutes and regulations governing conservation matters, including the unitization or pooling of oil and gas properties and establishment of maximum rates of production from oil and gas wells.

Our planned operations will be subject to extensive and developing federal, state and local laws and regulations relating to environmental, health and safety matters; petroleum; chemical products and materials; and waste management. Permits, registrations or other authorizations will be required for any future oil and gas exploration and production activities. These permits, registrations or authorizations will be subject to revocation, modification and renewal. Governmental authorities have the power to enforce compliance with these regulatory requirements, the provisions of required permits, registrations or other authorizations, and lease conditions, and violators are subject to civil and criminal penalties, including fines, injunctions or both. Failure to obtain or maintain a required permit may also result in the imposition of civil and criminal penalties. Third parties may have the right to sue to enforce compliance.

Some risk of costs and liabilities related to environmental, health and safety matters is inherent in our planned operations, as it is with other companies engaged in similar businesses, and there can be no assurance that material costs or liabilities will not be incurred. In addition, it is possible that future developments, such as stricter requirements of environmental or health and safety laws and regulations affecting our business or more stringent interpretations of, or enforcement policies with respect to, such laws and regulations, could adversely affect us. To meet changing permitting and operational standards, we may be required, over time, to make site or operational modifications at our facilities, some of which might be significant and could involve substantial expenditures. There can be no assurance that material costs or liabilities will not arise from these or additional environmental matters that may be discovered or otherwise may arise from future requirements of law.

EMPLOYEES

We currently have no employees other than our sole officer and director, who has not been paid for his services. We do not have any employment agreements with our sole officer and director. We do not presently have pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans; however, we may adopt such plans in the future. There are presently no personal benefits available to our officers and directors.

Since our sole officer and director is not experienced with oil or gas exploration, we intend to retain qualified persons on a contract basis as needed from time to time to identify, evaluate and structure suitable oil and gas investment opportunities.

                                    PROPERTY

We do not presently own or have an interest in any real property.

                               LEGAL PROCEEDINGS

Neither Thrust Energy Corp., nor its sole officer and director is a party to any material legal proceeding or litigation and such persons know of no material legal proceeding or contemplated or threatened litigation. There are no judgments against Thrust Energy Corp. or its sole officer and director. Our sole officer and director has not been convicted of a felony or misdemeanor relating to securities or performance in corporate office.

                                  RISK FACTORS

ANY INVESTMENT IN OUR COMMON STOCK INVOLVES A HIGH DEGREE OF RISK. IF ANY OF THE FOLLOWING RISKS OCCUR, OUR BUSINESS, OPERATING RESULTS AND FINANCIAL CONDITION COULD BE SERIOUSLY HARMED AND OUR SHAREHOLDERS COULD LOSE ALL OR PART OF THEIR INVESTMENT.

(1) WE ARE A DEVELOPMENT STAGE COMPANY WITH NO OPERATING HISTORY, SO IT WILL BE DIFFICULT FOR POTENTIAL INVESTORS TO JUDGE OUR PROSPECTS FOR SUCCESS.

We are a development stage corporation and have a no operating history from which to evaluate our business and prospects. We have earned no revenue since inception. From inception through August 31, 2009, we incurred a net loss of $(187,403). There can be no assurance that our future proposed operations will be implemented successfully or that we will ever have profits. If we are unable to sustain our operations, investors may lose their entire investment. Prospective purchasers of our stock should be aware of the difficulties normally encountered by new oil and gas companies and the high rate of failure of such enterprises. These risks include without limitation the fact that our initial acquisitions may deplete available start-up capital and not result in commercially producible quantities of oil or gas. Unless some of our initial acquisitions result in oil or gas production, our business will most likely fail. In evaluating our business and prospects, these difficulties should be considered.

(2) IF WE ARE UNABLE TO CONTINUE OPERATIONS AS A GOING CONCERN, INVESTORS MAY LOSE THEIR INVESTMENT.

The report of our independent auditors that accompanies our August 31, 2009 financial statements contains an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. The financial statements have been prepared "assuming that the Company will continue as a going concern," which contemplates that we will realize our assets and satisfy our liabilities and commitments in the ordinary course of business. Our ability to continue as a going concern is dependent upon raising additional capital to fund our operations and ultimately on generating future profitable operations. There can be no assurance that we will be able to raise sufficient additional capital or eventually have positive cash flow from operations to address all of our cash flow needs. If we are not able to find alternative sources of cash or generate positive cash flow then we will not be able to continue operations and our shareholders may lose their investment.

(3) IF WE ARE UNABLE TO SECURE ADDITIONAL FINANCING WE MAY BE UNABLE TO ACQUIRE OIL & GAS INTERESTS OR EARN REVENUE, AND WE MAY CEASE OPERATIONS.

We do not have sufficient capital resources to sustain our current level of operations for the next twelve months. If we are unable to secure sufficient financing to maintain operations, we may cease operations. Furthermore, our business model contemplates the acquisition of exploration properties and making offers to acquire non-operating interests in both producing and exploration projects in the ordinary course of our business. If these offers are accepted, our capital needs may increase substantially. We plan to obtain the future funding that we will need through external sources from the issuance of debt instruments and the sale of our stock, but we cannot give any assurance that we will be able to obtain additional funding on commercially acceptable terms when it is required. If we fail to obtain the funding when it is needed, we may be required to forego or delay potentially valuable opportunities to acquire oil and gas interests or we may default on future anticipated funding commitments to third parties and forfeit or dilute our rights in future anticipated oil and gas interests.

(4) IF WE ARE UNABLE TO ACQUIRE OIL AND GAS INTERESTS THAT WILL YIELD COMMERCIALLY PRODUCIBLE QUANTITIES OF OIL AND GAS, WE WILL NOT BE ABLE TO EARN REVENUE.

Our success will depend upon our ability to acquire interests in properties that ultimately produce commercial quantities of oil or gas. We have no history of acquiring such interests. Without such interests, we will not be able to generate revenue or build reserves. The successful acquisition of oil and gas interests requires an assessment of recoverable reserves, future oil and gas prices and operating costs, potential environmental and other liabilities and other factors. Such assessments are necessarily inexact and their accuracy inherently uncertain. Our management has no experience with such assessments and will be relying upon advice from independent consultants to make their decisions in that regard. Furthermore, any project in which we acquire an interest may be curtailed, delayed or canceled because of a lack of adequate capital and other factors, such as title problems, weather, compliance with governmental regulations or price controls, mechanical difficulties, or unusual or unexpected formations, pressures and work interruptions.

(5) IF MARKET CONDITIONS OR OPERATIONAL IMPEDIMENTS HINDER OUR ACCESS TO OIL AND NATURAL GAS MARKETS OR DELAY OUR PRODUCTION, WE MAY BE UNABLE TO EARN REVENUE.

Market conditions or the unavailability of satisfactory oil and natural gas transportation arrangements may hinder our access to oil and natural gas markets or delay our production. The availability of a ready market for our oil and natural gas production depends on a number of factors, including the demand for and supply of oil and natural gas and the proximity of reserves to pipelines and terminal facilities. Our ability to market our production depends in substantial part on the availability and capacity of gathering systems, pipelines and processing facilities owned and operated by third parties. Our failure to obtain such services on acceptable terms could materially harm our business. We may be required to shut in wells for a lack of a market or because of inadequacy or unavailability of natural gas pipeline or gathering system capacity. If that were to occur, then we would be unable to realize revenue from those wells until production arrangements were made to deliver to market.

(6) IF OUR EXPLORATION AND DEVELOPMENT PROJECTS PROVE UNSUCCESSFUL, WE MAY NOT BE ABLE TO CONTINUE OPERATIONS.

An investment in our company should be considered highly speculative due to the nature of our involvement in the exploration of oil and gas. Oil and gas exploration involves a high degree of risk that even a combination of experience, knowledge, and careful evaluation may not be able to overcome. Exploratory drilling is subject to numerous risks, including the risk that no commercially productive oil or gas reservoirs will be encountered. The cost to drill, complete and operate wells is often uncertain, and drilling operations may be curtailed, delayed or cancelled as a result of a variety of factors including unexpected drilling conditions, abnormal pressures, equipment failures, premature declines of reservoirs, blow-outs, sour gas releases, fires, spills or other accidents, as well as weather conditions, compliance with governmental requirements, delays in receiving governmental approvals or permits, unexpected environmental issues and shortages or delays in the delivery of equipment. If we drill wells that fail to produce commercial quantities of oil or gas, we may deplete our available capital so that without additional financing we may be forced to cease operations.

Future oil and gas exploration may involve unprofitable efforts, not only from dry wells, but from wells that are productive but do not produce sufficient net revenue to return a profit after exploration, drilling, operating and other costs. Completion of wells does not ensure a profit on the investment or recovery of exploration, drilling, completion and operating costs. Drilling hazards or environmental damage could greatly increase the cost of operations, and various field operating conditions may adversely affect production. Adverse conditions include delays in obtaining governmental approvals or consents, shut-ins of connected wells resulting from extreme weather conditions, insufficient storage or transportation capacity, or other geological and mechanical conditions.

(7) THE SELECTION OF OIL AND GAS PROJECTS INVOLVES NUMEROUS RISKS UNRELATED TO THE PRESENCE OR ABSENCE OF RECOVERABLE RESERVES WHICH, IF REALIZED, COULD HARM OUR BUSINESS AND RESULT IN THE LOSS OF OUR SHAREHOLDERS' INVESTMENT.

Even though we intend to perform a review of each project we decide to pursue that we believe will be consistent with industry practice, reviews of this nature are often limited in scope. Moreover, these reviews may not reveal all existing or potential problems nor will they permit us to become sufficiently familiar with the related properties to fully assess their deficiencies and capabilities. In addition, inspections may not always be performed on every platform or well, and structural or environmental problems may not be observable even when an inspection is undertaken. Even when problems are identified, the seller or lessor may be unwilling or unable to provide effective contractual protection against all or part of the problems. We are generally not entitled to contractual indemnification for environmental liabilities, and we may be required to pursue many projects on an "as is" basis. Accordingly, we may be required to make significant expenditures to cure environmental contamination relating to acquired properties. If we are unable to remedy or cure any title defect or potential environmental problem of a nature such that drilling operations on the property would not be prudent, we could suffer a loss of our entire investment in the property.

(8) TITLE DEFICIENCIES COULD RENDER OUR LEASES WORTHLESS AND RESULT IN SUBSTANTIAL LOSSES TO OUR BUSINESS.

We have historically relied upon the judgment of oil and gas lease brokers or landmen who perform the field work in examining records in the appropriate governmental office before attempting to place under lease a specific mineral interest. This is customary practice in the oil and gas industry. However, we anticipate that we, or the person or company acting as operator of the wells located on the properties that we lease or in which we obtain a non-operating interest, will examine title prior to commencing drilling operations. Even after taking these precautions, deficiencies in the marketability of the title to the leases may still arise. The existence of a material title deficiency can render a lease worthless and can result in a large expense to our business.

(9) SINCE WE DO NOT INTEND TO OBTAIN 3-D SEISMIC DATA WITH RESPECT TO ANY EXPLORATION PROPERTY WE ACQUIRE, IT IS MUCH MORE LIKELY THAT OUR DRILLING EFFORTS WILL BE UNSUCCESSFUL.

We do not intend to obtain data from three dimensional (3-D) seismic surveys of any exploration property that we may acquire. A 3-D seismic survey creates a three dimensional image of the earth's subsurface and allows for a more detailed understanding of the subsurface than does a 2-D seismic survey. 3-D seismic data contributes significantly to field appraisal, exploitation and production. Since we intend to rely on 2-D seismic data, it is much more likely that our drilling efforts will be unsuccessful than if we used 3-D seismic data. If our drilling efforts are unsuccessful, then our investors may lose all of their investment.

(10) IF THE RESERVE ESTIMATES ON WHICH WE HEAVILY RELY ARE WRONG, THEN IT IS UNLIKELY THAT OUR INVESTMENTS IN OIL AND GAS PROPERTIES WILL EVER GENERATE REVENUE.

The oil and gas reserve information that we will use in evaluating prospective interests based on reserve estimates involving a great deal of uncertainty.
Different reserve engineers may make different estimates of reserves and cash flows based on the same available data. Reserve estimates depend in large part upon the reliability of available geologic and engineering data, which is inherently imprecise. Geologic and engineering data are used to determine the probability that a reservoir of oil and gas exists at a particular location, and whether oil and gas are recoverable from a reservoir. Recoverability is ultimately subject to the accuracy of data including, but not limited to, geological characteristics of the reservoir, structure, reservoir fluid properties, the size and boundaries of the drainage area, reservoir pressure, and the anticipated rate of pressure depletion. The evaluation of these and other factors is based upon available seismic data, computer modeling, well tests and information obtained from production of oil and gas from adjacent or similar properties, but the probability of the existence and recoverability of reserves is less than 100% and actual recoveries of proved reserves can differ from estimates.

Reserve estimates also require numerous assumptions relating to operating conditions and economic factors, including the price at which recovered oil and gas can be sold, the costs of recovery, assumptions concerning future operating costs, severance and excise taxes, development costs and workover and remedial costs, prevailing environmental conditions associated with drilling and production sites, availability of enhanced recovery techniques, ability to transport oil and gas to markets and governmental and other regulatory factors, such as taxes and environmental laws. A negative change in any one or more of these factors could result in quantities of oil and gas previously estimated as proved reserves becoming uneconomic. For example, a decline in the market price of oil or gas to an amount that is less than the cost of recovery of such oil and gas in a particular location could make production commercially impracticable. The risk that a decline in price could have that effect is magnified in the case of reserves requiring sophisticated or expensive production enhancement technology and equipment, such as some types of heavy oil. Each of these factors, by having an impact on the cost of recovery and the rate of production, will also affect the present value of future net cash flows from estimated reserves.

(11)     VOLATILITY  OF  OIL  AND GAS PRICES AND MARKETS COULD MAKE IT DIFFICULT
FOR  US  TO  REACH  AND  SUSTAIN  PROFITABILITY.

Prices for oil and gas tend to fluctuate significantly in response to factors beyond our control. These factors include, but are not limited to, war in the Middle East and actions of the Organization of Petroleum Exporting Countries and its maintenance of production constraints, the U.S. economic environment, weather conditions, the availability of alternate fuel sources, transportation interruption, the impact of drilling levels on crude oil and gas supply, and the environmental and access issues that could limit future drilling activities for the industry.

Our ability to obtain and sustain profitability is substantially dependent on prevailing prices for oil and gas. Price changes directly affect revenue and can indirectly impact expected production by changing the amount of funds available to reinvest in exploration and development activities. Reductions in oil and gas prices not only reduce revenue and profits, but could also reduce the quantities of reserves that are commercially recoverable. Significant declines in prices could result in non-cash charges to earnings due to impairment. We do not currently engage in any hedging program to mitigate our exposure to fluctuations in oil and gas prices.

Changes in commodity prices may also significantly affect our ability to estimate the value of oil and gas interests for acquisition and divestiture, as buyers and sellers have difficulty agreeing on the value of the interests. Price volatility also makes it difficult to budget for and project the return on acquisitions. We expect that commodity prices will continue to fluctuate significantly in the future.

(12) THE COST OF COMPLYING WITH ENVIRONMENTAL AND OTHER GOVERNMENT REGULATIONS COULD PREVENT US FROM BECOMING PROFITABLE AND CONTINUING OPERATIONS.

Our business is governed by numerous laws and regulations at various levels of government. These laws and regulations govern the operation and maintenance of our facilities, the discharge of materials into the environment and other environmental protection issues. The laws and regulations may, among other potential consequences, require that we acquire permits before commencing drilling, restrict the substances that can be released into the environment with drilling and production activities, limit or prohibit drilling activities on protected areas such as wetlands or wilderness areas, require that reclamation measures be taken to prevent pollution from former operations, require remedial measures to mitigate pollution from former operations, such as plugging abandoned wells and remediating contaminated soil and groundwater, and require remedial measures to be taken with respect to property designated as a contaminated site.

Under these laws and regulations, we could be liable for personal injury, clean-up costs and other environmental and property damages, as well as administrative, civil and criminal penalties. We will maintain limited insurance coverage for sudden and accidental environmental damages as well as environmental damage that occurs over time. However, we do not believe that insurance coverage for the full potential liability of environmental damages will be available at a reasonable cost. Accordingly, we could be liable, or could be required to cease production on properties, if environmental damage occurs.

The costs of complying with environmental laws and regulations in the future may harm our business. Furthermore, future changes in environmental laws and regulations could occur that result in stricter standards and enforcement, larger fines and liability, and increased capital expenditures and operating costs, any of which could have a material adverse effect on our financial condition or results of operations.

(13) INVESTORS MAY LOSE ALL OF THEIR INVESTMENT IF WE ARE UNABLE TO SUCCESSFULLY COMPETE IN THE HIGHLY COMPETITIVE OIL AND GAS INDUSTRY.

     The oil and gas industry is highly competitive. We compete with oil and gas companies and other individual producers and operators, the vast majority of which have longer operating histories and substantially greater financial and other resources than we do, as well as companies in other industries supplying energy, fuel and other needs to consumers. Many of these companies not only explore for and produce crude oil and gas, but also carry on refining operations and market petroleum and other products on a worldwide basis. Our larger competitors, by reason of their size and relative financial strength, can more easily access capital markets than we can and may enjoy a competitive advantage in the recruitment of qualified personnel. They may be able to absorb the burden of any changes in laws and regulation in the jurisdictions in which we do business and handle longer periods of reduced prices of gas and oil more easily than we can. Our competitors may be able to pay more for productive oil and gas properties and may be able to define, evaluate, bid for and purchase a greater number of interests than we can. Our ability to acquire additional oil and gas interests in the future will depend upon our ability to conduct efficient operations, evaluate and select suitable interests, implement advanced technologies and consummate transactions in a highly competitive environment.

(14) SINCE OUR MANAGEMENT HAS NO EXPERIENCE IN OIL AND GAS EXPLORATION, OUR BUSINESS HAS A HIGHER RISK OF FAILURE.

Our sole director and officer has no oil and gas experience. He does not have any technical training in either oil or gas producing operations. As a result of this inexperience, all business decisions made by him regarding oil and gas acquisition and exploration will be in reliance on the advice of others. We intend to retain qualified persons on a contract basis as needed from time to time to identify, evaluate and structure suitable oil and gas investment opportunities. We have not looked for or talked to any geologist, geoscientist or engineer who will perform work for us in the future, and we do not intend to do so until we complete this Offering. If reliable advice is not available, it is likely that our business will fail.

(15) OUR RELIANCE ON THIRD PARTY VENDORS FOR OUTSOURCED SERVICES MAY RESULT IN UNANTICIPATED COSTS THAT COULD PREVENT OUR OPERATIONS FROM BECOMING PROFITABLE.

To maximize the use of our otherwise limited capital and human resources, we intend to rely on third party vendors for outsourced drilling, exploration and other operational services. While we expect that this will allow us to achieve cost savings and operational efficiencies, the use of outsourced resources could expose us to greater risk should we be unable to source critical vendors on a cost budgeted and timely basis. Furthermore, the use of outsourced resources could minimize our ability to control the work product and accountability of such vendors.

(16) WE WILL SEEK TO RAISE ADDITIONAL FUNDS IN THE FUTURE, AND SUCH ADDITIONAL FUNDING MAY BE DILUTIVE TO SHAREHOLDERS OR IMPOSE OPERATIONAL RESTRICTIONS.

We expect to seek additional capital to help fund our acquisition, exploration and development of oil and gas properties. If additional capital is raised through the issuance of equity securities, the percentage ownership of our shareholders will be reduced. These shareholders may experience dilution in net book value per share. Furthermore, any additional equity securities may have rights, preferences and privileges senior to those of the holders of our common stock. Debt financing, if available, may involve restrictive covenants that could limit our operating flexibility.

(17) WE MAY ISSUE SHARES OF PREFERRED STOCK WITH GREATER RIGHTS THAN OUR COMMON STOCK, WHICH MAY ENTRENCH MANAGEMENT AND RESULT IN DILUTION OF OUR SHAREHOLDERS' INVESTMENT.

     Our Articles of Incorporation authorize the issuance of up to 5,000,000 shares of preferred stock, par value $.0001 per share. The authorized but unissued preferred stock may be issued by the Board of Directors from time to time on any number of occasions, without stockholder approval, as one or more separate series of shares comprised of any number of the authorized but unissued shares of preferred stock, designated by resolution of the Board of Directors stating the name and number of shares of each series and setting forth separately for such series the relative rights, privileges and preferences thereof, including, if any, the: (i) rate of dividends payable thereon; (ii) price, terms and conditions of redemption; (iii) voluntary and involuntary liquidation preferences; (iv) provisions of a sinking fund for redemption or repurchase; (v) terms of conversion to common stock, including conversion price, and (vi) voting rights. Such preferred stock may enable our Board of Directors to hinder or discourage any attempt to gain control of us by a merger, tender offer at a control premium price, proxy contest or otherwise. Consequently, the preferred stock could entrench our management. The market price of our common stock could be depressed to some extent by the existence of the preferred stock. As of the date of this prospectus, no shares of preferred stock have been issued.

(18) APPLICABLE SEC RULES GOVERNING THE TRADING OF "PENNY STOCKS" LIMIT THE LIQUIDITY OF OUR COMMON STOCK, WHICH COULD MAKE IT DIFFICULT FOR OUR SHAREHOLDERS TO SELL THEIR SHARES.

As the shares of our common stock are penny stock, many brokers are unwilling to effect transactions in that common stock which can make it difficult for our shareholders to sell their shares of our common stock if a market develops for that common stock. Our common stock is defined as a penny stock pursuant to Rule 3a51-1 pursuant to the Securities Exchange Act of 1934. Penny stock is subject to Rules 15g-1 through 15g-10 of the Securities Exchange Act of 1934. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

     Deliver to the customer, and obtain a written receipt for, a disclosure document;
     Disclose certain price information about the penny stock;
     Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
     Send monthly statements to customers with market and price information about the penny stock; and
     In some circumstances, approve the purchasers account pursuant to certain standards and deliver written statements to the customer with information specified in those rules.

Rather than comply with those rules, many broker-dealers refuse to enter into penny stock transactions which may make it more difficult for investors to sell their shares of our common stock and thereby liquidate their investments.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATION

THE FOLLOWING DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND THE RELATED NOTES. THIS DISCUSSION CONTAINS FORWARD-LOOKING STATEMENTS BASED UPON CURRENT EXPECTATIONS THAT INVOLVE RISKS AND UNCERTAINTIES, SUCH AS OUR PLANS, OBJECTIVES, EXPECTATIONS AND INTENTIONS. OUR ACTUAL RESULTS AND THE TIMING OF CERTAIN EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THOSE SET FORTH UNDER "RISK FACTORS," "DESCRIPTION OF BUSINESS" AND ELSEWHERE IN THIS CURRENT REPORT. SEE "RISK FACTORS" AND "DESCRIPTION OF BUSINESS".

OVERVIEW

We are an exploration stage oil and gas company. We plan to acquire undivided working interests in small exploration properties and non-operating interests in both producing and exploration projects throughout the United States and Canada.

Our ability to achieve and maintain profitability and positive cash flow is dependent upon our ability to locate profitable oil and gas interests, generate revenue from our planned business operations, and control exploration costs. We do not anticipate earning revenue until we have an interest in a producing oil or gas well. We therefore intend to focus our efforts upon acquiring non-operating interests with a view to developing revenue and a significant reserve base (see "Use of Proceeds").

Oil and gas exploration is extremely speculative. We may never discover commercially producible quantities of oil or gas from any of our exploration properties. Furthermore, there can be no assurance that we will be able to acquire working interests in exploration properties on acceptable terms or at all.

FINANCIAL  CONDITION,  LIQUIDITY  AND  CAPITAL  RESOURCES.

FOR THE YEAR ENDED AUGUST 31, 2009 COMPARED TO THE YEAR ENDED AUGUST 31, 2008

NET LOSS FOR THE PERIOD

We recorded a net loss of $114,921 for the year ended August 31, 2009, compared with a net loss of $27,458 for the year ended August 31, 2008. The increase was primarily the result of expenses associated with our pursuit of business opportunities in the renewable energy sector in fiscal 2009.

LIQUIDITY AND CAPITAL RESOURCES

As of August 31, 2009, we had total assets of $177,741, comprised entirely of cash. This was a decrease from $291,562 in total assets as of August 31, 2008. This decrease primarily resulted from business development activities arising from pursuing renewable energy opportunities. The remainder of the decrease in our assets is due to professional fees and office expenses.

As of August 31, 2009, our total liabilities increased to $2,791 from $1,691 as of August 31, 2008. This increase resulted from outstanding invoices payable to trade creditors.

We do not presently have sufficient capital to sustain minimal operations for the next 12 months, but our President has undertaken to provide such financing as may be required in that regard. Our management believes that we will require financing of $1,000,000 in order to complete our stated plan of operations for the next twelve months. There can be no assurance, however, that such financing will be available or, if it is available, that we will be able to structure such financing on terms acceptable to us or that it will be sufficient to fund our cash requirements until we can reach a level of profitable operations and positive cash flows. If we are unable to obtain the financing necessary to support our operations, we may be unable to continue as a going concern. We currently have no firm commitments for any additional capital.

If we are unable to generate sufficient revenue in time to implement our business plan on schedule, we will require additional financing in order to meet our objectives. There is no assurance that we will be able to obtain such financing on acceptable terms, or at all. Financing may include the issuance of equity or debt securities, obtaining credit facilities, or other financing mechanisms. However, the trading price of our common stock and the downturn in the U.S. stock and debt markets could make it more difficult to obtain financing through the issuance of equity or debt securities. Even if we are able to raise the funds required, it is possible that we could incur unexpected costs and expenses, fail to collect significant amounts owed to us, or experience unexpected cash requirements that would force us to seek alternative financing. Further, if we issue additional equity or debt securities, stockholders may experience additional dilution or the new equity securities may have rights, preferences or privileges senior to those of existing holders of our common stock. If additional financing is not available or is not available on acceptable terms, we may curtail operations.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 31, 2009 by (i) each person known by us to be a beneficial owner of more than five percent (5%) of our issued and outstanding common stock; (ii) each of our Directors and executive officers; and
(iii)  all  our  directors  and  executive  officers  as  a  group.

-------------------------------------------------------------------------
NAME AND ADDRESS                                   NUMBER OF SHARES     %
-------------------------------------------------------------------------

Thomas Mills                                       10,000,000          74
1440-3044 Bloor Street West
Toronto, ON  M8X 2Y8
-------------------------------------------------------------------------

Directors and officers as a group (one person)     10,000,000          74
=========================================================================

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is considered to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof, upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that any such warrants, options or convertible securities that are held by such person (but not those held by any other person) and which can be exercised within 60 days from the date hereof, have been exercised.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth our directors, executive officers, promoters and control persons, their ages, and all offices and positions held. Directors are elected for a period of one year and thereafter serve until the shareholders duly elect their successor. Officers and other employees serve at the will of the Board of Directors.

--------------------------------------------------------------------------------
                                                             TERM PERIOD SERVED
NAME             POSITION                       AGE          AS DIRECTOR/OFFICER
--------------------------------------------------------------------------------

Thomas Mills     CEO, President,                41           2005 to present
                 CFO, Secretary
                 and a director
--------------------------------------------------------------------------------

Thomas E. Mills serves as our President, Secretary, Treasurer and our sole director. From 2001 until 2004, Mr. Mills was the President of Torrent Energy Corp. (formerly, Scarab Systems, Inc.), an oil and gas exploration company. Mr. Mills was a director and executive officer of Kingston Mines, Ltd., a mineral exploration company, from 2005 to 2008. Since 2003, Mr. Mills has been the President, CEO and a director of AMP Productions Ltd., a motion picture production company. In 2009, Mr. Mills became the sole executive officer and director of Novagen Solar Inc., a company involved in the sale of photovoltaic products. Mr. Mills maintains a part-time legal practice to which he devotes not more than 25 hours per week. Mr. Mills received his Bachelor of Laws degree from the University of British Columbia in 1996, and holds a Bachelor of Arts degree obtained from the University of Waterloo, Waterloo, Ontario in 1992. He was called to the Bar of British Columbia in 1997.

All directors serve for terms of one year each, and are subject to re-election at our regular Annual Meeting of Shareholders, unless they earlier resign.

There are no material proceedings to which any of our directors, officers or affiliates, any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, officer, affiliate, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

We have attempted and will continue to attempt to insure that any transactions between us and our officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to us than could be obtained from unaffiliated third parties on an arm's-length basis.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past five years none of our directors, executive officers, promoters or control persons has:

(1) had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2) been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(3) been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4) been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

COMMITTEES OF THE BOARD

All proceedings of the board of directors for the fiscal year ended December 31, 2008 were conducted by resolutions consented to in writing by our board of directors and filed with the minutes of the proceedings of our board of directors. Our company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by the board of directors.

Our company does not have any defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors. The board of directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. The board of directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our President, Thomas Mills, at the address appearing on the first page of this current report.

AUDIT COMMITTEE FINANCIAL EXPERT

We do not have a standing audit committee. Our directors perform the functions usually designated to an audit committee. Our board of directors has determined that we do not have a board member that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K, nor do we have a board member that qualifies as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(14) of the NASD Rules.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. Our board of directors does not believe that it is necessary to have an audit committee because management believes that the functions of an audit committee can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the stage of our development and the fact that we have not generated any positive cash flows from operations to date.

As we generate revenue in the future, we intend to form a standing audit committee and identify and appoint a financial expert to serve on our audit committee.

                             EXECUTIVE COMPENSATION

To date we have no employees other than our officers. No compensation has been awarded, earned or paid to our officers. We have no employment agreements with any of our officers. There is no arrangement pursuant to which any of our directors has been or is compensated for services provided as one of our directors. There are no stock option plans, retirement, pension, or profit sharing plans for the benefit of our officers or directors. We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

While we do not presently have any employment agreements with our officers and directors, we plan to enter into agreements with each of our key employees, including executive officers. Such agreements may include pension, health, annuity, insurance or similar benefit plans; and stock options, profit sharing plans and other incentive-based compensation.

  MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED
                              STOCKHOLDER MATTERS

NO ESTABLISHED PUBLIC MARKET FOR COMMON STOCK

Our common stock is quoted on the OTC Bulletin Board under the symbol "TEGC". Trading of our stock is sporadic and does not constitute an established public market for our shares. As of November 25, 2009, the closing price of our common stock on the OTC Bulletin Board was $0.08 per share. The registrar and transfer agent for our shares of common stock is Transfer Online, Inc., 317 SW Alder Street, 2nd Floor, Portland, OR 97204 (Telephone: 503.227.2950; Facsimile:
503.227.6874).

For the periods indicated, the following table sets forth the high and low bid prices per share of common stock. The following quotations obtained from Yahoo! Finance reflect the high and low bids for our shares of common stock based on inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

------------------------------------------------
QUARTER  ENDED                   HIGH      LOW
------------------------------------------------
August  31,  2009                $0.20     $0.02
May  31,  2009                   $0.10     $0.02
February  28,  2009              $0.05     $0.02
November  30,  2008              $0.26     $0.05
August  31,  2008                $0.37     $0.26
May  31,  2008                   $0.27     $0.26
February  28,  2008              $0.50     $0.20
November  30,  2007              $0.40     $0.20
------------------------------------------------

HOLDERS

On November 25, 2009, the shareholders' list of our shares of common stock showed 32 registered holders of our shares of common stock and 13,603,950 shares of common stock outstanding. The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of shares of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies.

DIVIDEND POLICY

We have not declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

SHARE PURCHASE WARRANTS

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

OPTIONS

We have not issued and do not have outstanding any options to purchase shares of our common stock.

CONVERTIBLE SECURITIES

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

PENNY STOCK REGULATION

Our shares must comply with the Penny Stock Reform Act of 1990, which may potentially decrease our shareholders' ability to easily transfer their shares. Broker-dealer practices in connection with transactions in "penny stocks" are regulated. Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that must comply with the penny stock rules. Since our shares must comply with such penny stock rules, our shareholders will in all likelihood find it more difficult to sell their securities.

                     DESCRIPTION OF REGISTRANT'S SECURITIES

GENERAL

Our authorized capital stock consists of 100,000,000 shares of common stock at a par value of $0.0001 per share and 5,000,000 shares of preferred stock at a par value of $0.0001 per share.

COMMON STOCK

On November 30, 2009, the shareholders' list of our shares of common stock showed 32 registered holders of our shares of common stock and 13,603,950 shares of common stock outstanding. The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of shares of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies.

Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. At all meetings of shareholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than twenty% (20%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. A vote by the holders of a majority of our outstanding shares is required to effect certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

Holders of our common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock.

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

PREFERRED STOCK

We have authorized 5,000,000 shares of preferred stock at a par value of $0.0001 per share. We have no shares of preferred stock outstanding as of the date of this registration statement.

NEVADA ANTI-REORGANIZATION LAWS

We will become subject to Sections 78.411 and 78.444 of the Nevada General Corporation Law (the "NGCL") if we ever have 200 or more stockholders of record. Such statutes would prevent us from engaging in any "business combination" (as such term is defined in Section 78.416 of the NGCL, described in "Description of Capital Stock" herein) with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder unless:

(1) prior to that date, our board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

(2) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding those shares owned by persons who are directors and also officers, and by employee stock plans in which shares held subject to the plan will be tendered in a tender or exchange offer; or

(3) on or subject to that date, the business combination is approved by our board of directors and is authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

Nevada law provides for discretionary indemnification for each person who serves as one of our directors or officers. We may indemnify such individuals against all costs, expenses and liabilities incurred in a threatened, pending or completed action, suit or proceeding brought because such individual is one of our officers or directors. Such individual must have conducted himself in good faith and reasonably believed that his conduct was in, or not opposed to, our best interests. In a criminal action, he must not have had a reasonable cause to believe his conduct was unlawful.

Article Twelfth of our Articles of Incorporation states that no director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

Under  Article  IX,  our  bylaws  provide  the  following  indemnification:

01.     INDEMNIFICATION

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action proceeding, had reasonable cause to believe that such person's conduct was unlawful.

02.     DERIVATIVE ACTION

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in the Corporation's favor by reason of the fact that such person is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) and amount paid in settlement actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to amounts paid in settlement, the settlement of the suit or action was in the best interests of the Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of such person's duty to the Corporation unless and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper. The termination of any action or suit by judgment or settlement shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation.

03.     SUCCESSFUL DEFENSE

To the extent that a Director, Trustee, Officer, employee or Agent of the Corporation has been successful on the merits or otherwise, in whole or in part in defense of any action, suit or proceeding referred to in Paragraphs .01 and ..02 above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

04.  AUTHORIZATION

Any indemnification under Paragraphs .01 and .02 above (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, Trustee, Officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Paragraphs .01 and .02 above. Such determination shall be made (a) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (b) is such a quorum is not obtainable, by a majority vote of the Directors who were not parties to such action, suit or proceeding, or (c) by independent legal counsel (selected by one or more of the Directors, whether or not a quorum and whether or not disinterested) in a written opinion, or (d) by the Shareholders. Anyone making such a determination under this Paragraph .04 may determine that a person has met the standards therein set forth as to some claims, issues or matters but not as to others, and may reasonably prorate amounts to be paid as indemnification.

05.  ADVANCES

Expenses incurred in defending civil or criminal action, suit or proceeding shall be paid by the Corporation, at any time or from time to time in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Paragraph .04 above upon receipt of an undertaking by or on behalf of the Director, Trustee, Officer, employee or agent to repay such amount unless it shall ultimately be by the Corporation is authorized in this Section.

06.  NONEXCLUSIVITY

The indemnification provided in this Section shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, bylaw, agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, Trustee, Officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

07.  INSURANCE

The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability assessed against such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability.

08.  "CORPORATION"  DEFINED

For purposes of this Section, references to the "Corporation" shall include, in addition to the Corporation, an constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its Directors, Trustees, Officers, employees or agents, so that any person who is or was a Director, Trustee, Officer, employee or agent of such constituent corporation or of any entity a majority of the voting Shares of which is owned by such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Trustee, Officer, employee or agent of the corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving Corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

09.  FURTHER  BYLAWS

The Board of Directors may from time to time adopt further Bylaws with specific respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Nevada.

ITEM  5.06  CHANGE  IN  SHELL  COMPANY  STATUS

As a result of the consummation of the Acquisition described in Item 2.01 of this Current Report on Form 8-K, management of the Company believes that it is no longer a "shell corporation," as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

ITEM  7.01  REGULATION  FD  DISCLOSURE

On November 26, 2009, the Company issued a press release announcing that it had acquired rights to the Project. The press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 7.01.

The information set forth in this Item 7.01, including Exhibit 99.2, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT NO.     DOCUMENT

3.1 Articles of Incorporation, Thrust Energy Corp., incorporated by reference from the Form 10KSB filed November 6, 2006
3.2 Amended and Restated Bylaws, Thrust Energy Corp., incorporated by reference from the Form 10KSB filed November 6, 2006
4.1 Form of Stock certificate, Thrust Energy Corp., incorporated by reference from the Form 10KSB filed November 6, 2006
14.1 Code of Ethics for Senior Financial Officers, Thrust Energy Corp., incorporated by reference from the Form 10KSB filed November 6, 2006
99.1 Audited Annual Financial Statements of Thrust Energy Corp., incorporated by reference from the Company's Annual Report on Form 10-K filed with the SEC on November 30, 2009
99.2    Press Release, dated November 26, 2009

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRUST ENERGY CORP.




/s/ Thomas Mills
Thomas Mills, President & CEO
Date: November 25, 2009